UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2016

STRIKEFORCE TECHNOLOGIES, INC.

Wyoming	000-55012	22-3827597
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1090 King Georges Post Road, Suite 603, Edison, NJ	08837
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (732) 661 9641

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this report, the terms "Company," "our company," "us," "SFT," "StrikeForce," "we" and "our" refer to StrikeForce Technologies, Inc. unless the context requires otherwise

Item 5.02 Departure of Directors or Certain Officers; Election Of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

Effective January 25, 2016, the Board of Directors determined to increase the base salaries of its officers and employees, including its named executive officers, such that the new salaries are comparable to similarly situated companies. Consequently, the base salaries of Mark Kay, George Waller, and Ram Pemmaraju have been set at $150,000 per annum. Other employees were granted increase to between $105,000 and $125,000 per annum.

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRIKEFORCE TECHNOLOGIES, INC.
(Registrant)

Dated: January 29, 2016	By:	/s/ Mark L. Kay
Mark L. Kay Chief Executive Officer